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Exhibit Index Page 4

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2001

MID-STATE BANCSHARES

(Name of Small Business Issuer in its Charter)

California	000-23925	77-0442667
(State or Other Jurisdiction of Incorporation or Organization)	(File Number)	(I.R.S. Employer Identification No.)
1026 Grand Ave. Arroyo Grande, CA		93420
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code: (805) 473-7700

Item 5.  OTHER EVENTS

    On January 10, 2001, the Board of Directors of Mid-State Bancshares declared a two-for-one stock split of its outstanding shares of common stock. The record date for the split is January 26, 2001 and the split will be distributed on February 26, 2001. A press release relating to such stock split is attached as an exhibit to this report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)
    Exhibits

      99  Press Release of January 17, 2001

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Exhibit Index Page 4

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2001                            MID-STATE BANCSHARES

By: /s/ JAMES G. STATHOS

    James G. Stathos
    Executive Vice President
    Chief Financial Officer

By: /s/ CARROL R. PRUETT

    Carrol R. Pruett
    Chairman of the Board,
    President and Chief Executive Officer

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Exhibit Index Page 4

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release announcing Mid-State Bancshares Two-for-One Stock Split dated January 17, 2001	5

Page 4 of 9 Pages
Exhibit Index Page

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